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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-30328, 33-41769 and 33-68896, each on Form S-8, and in Registration Statement No. 333-69059 on Form S-3 of Imperial Sugar Company of our report dated December 28, 2000, appearing in this Form 10-K of Imperial Sugar Company for the year ended September 30, 2000.


Deloitte & Touche LLP

Houston, Texas
December 28, 2000